Loss per share (Tables)	12 Months Ended
Dec. 31, 2021
Loss per share
Schedule of basic and diluted net income per common share

	2021	2020	2019

Loss attributable to equity holders ($'000)	(26,121)	(322,682)	(423,492)
Less: allocation of loss to non-controlling interest ($'000)	(289)	(688)	—
Loss attributable to IHS common shareholders ($'000)	(25,832)	(321,994)	(423,492)

Basic weighted average shares outstanding (‘000)*	301,185	294,103	293,570
Potentially dilutive securities (‘000)*	20,323	23,246	22,911
Potentially dilutive weighted average common shares outstanding (‘000)*	321,508	317,349	316,481

Loss per share:
Basic loss per share ($)	(0.09)	(1.09)	(1.44)
Diluted loss per share ($)	(0.09)	(1.09)	(1.44)

* On October 13, 2021 all of the outstanding Class A and Class B shares of the Company were exchanged on a 500 to 1 basis for ordinary shares. The loss per share is based on the new number of shares. The comparatives have also been adjusted. Refer to note 25 for further information.